Exhibit 10.2
EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement, dated as of July 13, 2018 (this “Amendment”), to that certain Credit Agreement, dated as of August 1, 2017 (as supplemented by that certain Waiver to Credit Agreement, dated as of October 6, 2017, that certain Credit Agreement Supplement, dated as of September 11, 2017, that certain Waiver to Credit Agreement, dated as of December 1, 2017, and that certain Waiver to Credit Agreement, dated as of May 30, 2018, the “Credit Agreement”, capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), among GTCR-Ultra Intermediate Holdings, Inc., a Delaware corporation (“Holdings”); Paya, Inc. (formerly known as Sage Payment Solutions, Inc.), a Delaware corporation (the “Borrower”); the lenders party thereto from time to time (the “Lenders”), and Antares Capital LP (“Antares Capital”), as administrative agent and as collateral agent (in such capacities, the “Administrative Agent”), pursuant to which (i) a $150,500,000 term loan facility (the “Term Facility”), and (ii) a $25,000,000 million revolving facility were initially made available to the Borrower (collectively, the “Facilities”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders party hereto (which together constitute all of the Lenders), subject to the terms and conditions set forth herein, have agreed to amend the Credit Agreement as hereinafter set forth; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to certain amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.    AMENDMENTS TO THE CREDIT AGREEMENT

Effective as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended to add the following definition in proper alphabetical order:

““Amendment No. 1 Effective Date” means the “Amendment No. 1 Effective Date” as defined in Amendment No. 1 to Credit Agreement, dated as of July 13, 2018, among Holdings, the Borrower, each other Loan Party, the Lenders party thereto and the Administrative Agent.”

(b)The definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

““Applicable Rate” means, for any day, with respect to any Initial Term Loan and any Revolving Loan, (i) prior to the Amendment No. 1 Effective Date, (x) 5.00% per annum, in the case of an ABR Loan, or (y) 6.00% per annum, in the case of a Eurodollar Loan and (ii) on or after the Amendment No. 1 Effective Date, (x) 4.25% per annum, in the case of an ABR Loan, or
(y) 5.25% per annum, in the case of a Eurodollar Loan.”

(c)    Section 2.11(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty; provided that in the event that, on or prior to the
6 month anniversary of the Amendment No. 1 Effective Date, the Borrower (1) makes a voluntary prepayment (including in connection with any Repricing Transaction) of Initial Term Loans, (2) effects any amendment to this Agreement resulting in a Repricing Transaction, (3) makes a mandatory prepayment of Initial Term Loans pursuant to Section 2.11(c) in connection with a Prepayment Event described in clause (b) of the definition of “Prepayment Event”, or (4) causes an assignment pursuant to Section 2.24(c) hereof, in each case, other than, in each case, any such prepayment made in connection with (A) a Change in Control, (B) a Transformative Event or (C) an IPO, then the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders holding Initial Term Loans, a prepayment premium of 1.00% of the principal amount of the Initial Term Loans so prepaid or assigned.”

SECTION 2.    CONDITIONS PRECEDENT

(a)This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(i) Certain Documents. The Administrative Agent (or its counsel) shall have received counterparts of this Amendment, duly executed by (A) the Borrower, Holdings and each other Loan Party, (B) Lenders constituting all Lenders as of the Amendment No. 1 Effective Date and (C) the Administrative Agent, in each case, prior to 12 p.m., New York City time on July 13, 2018 (the “Consent Deadline”).

(ii) Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct in all material respects.

(iii) Responsible Officer’s Certificate. The Administrative Agent (or its counsel) shall have received a certificate signed by a Responsible Officer of Holdings certifying as to the matters specified in clause (ii) above and clauses (v) and (vi) below.

(iv) Fees and Expenses. The Borrower shall have paid to the Administrative Agent all fees due to the Administrative Agent in connection with this Amendment and all expenses required to be paid or reimbursed to the Administrative Agent that have been invoiced at least one Business Day prior to the Amendment No. 1 Effective Date.

(v) No Default. At the time of and immediately after the Amendment No. 1 Effective Date, no Default or Event of Default shall exist or would result from the execution, delivery and performance of the Loan Parties’ obligations under this Amendment.

(vi) Accuracy of Representations. Immediately after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement and each other Loan Document are, in each case, true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), provided, that any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, shall be true and correct in all respects.

SECTION 3.    REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to consent to the amendment contained herein, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a)Each of this Amendment and the Credit Agreement (as amended hereby) constitutes the legal, valid and binding obligation of each Loan Party enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(b)Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement (as amended hereby).

SECTION 4.    MISCELLANEOUS

(a)Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

(b)Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

(c)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(e)Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING AMENDMENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(E).

(f)Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of- pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent in an amount not to exceed an amount to be separately agreed.

(g)    Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).

(h)    Incorporation by Reference. This Amendment shall be subject to the following Sections of the Credit Agreement, as if set forth herein in their entirety: Sections 9.07, 9.09, 9.10, 9.12 and 9.15.

(i)    Effects of this Amendment.

i. On the Amendment No. 1 Effective Date, the Credit Agreement will be automatically amended to reflect the amendment thereto provided for in this Amendment. Once the Amendment No. 1 Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement (as amended hereby).

ii. Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrowers other than pursuant to the strict terms of the Credit Agreement (as amended hereby) and the other Loan Documents.

iii. Reaffirmation of Obligations; No Novation. Each of the Loan Parties hereby consents to this Amendment and hereby (A) restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the Amendment No. 1 Effective Date and as amended hereby and hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party, (B) confirms and agrees that the pledge and security interest in the Collateral (as defined in the Collateral Agreement) granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (C) acknowledges and agrees that such pledge and security interest in the Collateral (as defined in the Collateral Agreement) granted by it pursuant to such Collateral Documents shall continue to secure the Obligations, as amended or otherwise affected hereby. This Amendment amends the Credit Agreement. As such, this Amendment represents in part a renewal of, and is issued in substitution and exchange for, and not in satisfaction or novation of, the “Obligations” under the Credit Agreement. The “Obligations” under the Credit Agreement are continuing Obligations of the Loan Parties, and nothing herein shall be construed to deem such “Obligations” paid, or to release or terminate any Lien or security interest given to secure such “Obligations” or any guaranty thereof.

[SIGNATURE PAGES FOLLOW]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized as of the date indicated above.

GTCR-ULTRA INTERMEDIATE HOLDINGS, INC.
as Holdings

By: /s/ Jeff Kaplan
Name: Jeff Kaplan
Title: CEO

PAYA, INC.
(formerly known as SAGE PAYMENT SOLUTIONS, INC.)
as Borrower

By: /s/ Jeff Kaplan
Name: Jeff Kaplan
Title: CEO

PAYA EFT, INC. (formerly known as SAGE PAYMENT                     SOLUTIONS EFT, INC.)
as Guarantor

By: /s/ Jeff Kaplan
Name: Jeff Kaplan
Title: CEO

ANTARES CAPITAL LP, as Administrative Agent

By: /s/ Kevin Mihelic
Name: Kevin Mihelic
Title: Duly Authorized Signatory